Subsequent events	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events
35 Subsequent events
Foreign Currency Considerations for the Egyptian Pound (EGP) and the Nigerian Naira (NGN):
The Central Bank of Egypt (CBE) and the Central Bank of Nigeria (CBN) set the official reference rates for foreign currency transactions in their respective countries. These rates serve as the benchmark for foreign currency translation within Egypt and Nigeria.
Both Egypt and Nigeria face significant macroeconomic challenges, further exacerbated by ongoing regional conflicts. In 2023, the Egyptian government, while seeking increased access to a support program, collaborated with the International Monetary Fund (IMF) to implement policies aimed at promoting exchange rate flexibility and enhancing economic resilience. This resulted in a devaluation of the Egyptian Pound in March 2024, as anticipated by the HSBC forecast. The EGP was allowed to float more freely on the market, aligning with IMF loan conditions. Our foreign currency sensitivity analysis for the EGP reflects this actual devaluation by incorporating a 60% decrease against the US Dollar (USD) and the Euro (EUR).
Similarly, in June 2023, Nigeria experienced a significant devaluation of the Nigerian Naira against the US Dollar and the Euro following a policy shift by the CBN. They abandoned their previous system of multiple exchange rates and allowed the NGN to trade more freely on the foreign exchange market. In February 2024, there was a further devaluation as the methodology for calculating the official exchange rate was revised, bringing it closer to the freely traded rate. Our foreign currency sensitivity analysis for the NGN incorporates a 80% devaluation against the USD and the EUR, reflecting the actual devaluation experienced in February 2024.